UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2020

Zymeworks Inc.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-38068	47-2569713
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 540, 1385 West 8th Avenue, Vancouver, British Columbia, Canada	V6H 3V9
(Address of principal executive offices)	(Zip Code)

(604) 678-1388

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value per share	ZYME	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 16, 2020, Zymeworks Inc. (the “Company”) entered into a registration rights agreement (the “Agreement”) with Baker Brothers Life Sciences, L.P. and 667, L.P. (collectively, the “Baker Funds”), pursuant to which the Baker Funds are entitled to certain resale registration rights with respect to common shares of the Company held by the Baker Funds (“Registrable Securities”).

Under the Agreement, at any time subsequent to April 22, 2020, following a request by the Baker Funds, the Company is obligated to file a resale registration statement on Form S-3, or other appropriate form, covering Registrable Securities held by the Baker Funds (the “Resale Registration Shelf”), and to keep the Resale Registration Shelf effective until the earlier of such time that (i) all Registrable Securities covered by the Resale Registration Statement have been sold or may be sold freely without limitations or restrictions as to volume or manner of sale pursuant to Rule 144 of the Securities Act of 1933, as amended (“Rule 144”), or (ii) all Registrable Securities covered by the Resale Registration Statement otherwise cease to be considered Registrable Securities pursuant to the terms of the Agreement. Under the Agreement, the Baker Funds have the right to one underwritten public offering per calendar year, but no more than three underwritten public offerings in total, to effect the sale or distribution of their Registrable Securities, subject to specified exceptions, conditions and limitations. The Agreement requires the Company to bear certain expenses in connection with any registration pursuant to the Agreement, including expenses incurred by the Company and certain expenses for counsel for the Baker Funds per underwritten public offering, and also includes customary indemnification obligations in connection with registrations conducted pursuant to the Agreement. The rights of the Baker Funds under the Agreement terminate automatically upon the earlier to occur of the following events: (i) all Registrable Securities covered by the Agreement have been sold pursuant to an effective registration statement; (ii) all Registrable Securities covered by the Agreement have been sold pursuant to Rule 144, or other similar rule; (iii) at any time after the Baker Funds become an affiliate of the Company, all Registrable Securities covered by the Agreement may be resold by the Baker Funds without limitations as to volume or manner of sale pursuant to Rule 144; or (iv) ten (10) years after the date of the Agreement.

The foregoing is only a brief description of the terms of the Agreement and the transactions contemplated thereby, and is qualified in its entirety by reference to the Agreement that is filed as Exhibit 4.1 hereto.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(d) On March 16, 2020, Dr. Kelvin Neu was appointed to the board of directors (the “Board”) of the Company.

Under the Company’s current staggered Board provisions, Dr. Neu will have an initial term of one year, expiring at the Company’s 2021 annual general meeting of shareholders. The Company’s articles provide for a staggered Board consisting of three groups of directors serving staggered three-year terms. The Board has not yet determined which committees of the Board Dr. Neu will be named to.

As a non-designated director, Dr. Neu qualifies for the Company’s Board compensation program (the “Program”), which includes cash and equity compensation for all non-designated directors of the Board. Pursuant to the Program, upon appointment to the Board, Dr. Neu received an initial appointment equity award of 18,000 options to purchase the Company’s common shares that will vest monthly over a three-year period, with 1/36 vesting on each monthly anniversary of the grant date. Future compensation under the Program is subject to Dr. Neu’s continued service on the Board.

Dr. Neu has entered into the Company’s standard form indemnification agreement.

There are no arrangements or understandings between Dr. Neu and the Company or any other persons, pursuant to which Dr. Neu was appointed a director of the Company. Dr. Neu is an employee of Baker Bros. Advisors LP, which is the largest beneficial owner of the Company’s common shares and the investment adviser to the Baker Funds. Julian C. Baker and Felix J. Baker are managing partners of Baker Bros. Advisors LP. In June 2019, the Company issued and sold 7,013,892 common shares and, in lieu of common shares, 4,166,690 pre-funded warrants to purchase common shares in a registered public offering, at prices to the public of $18.00 per common share and $17.9999 per pre-funded warrant, respectively (the “June 2019 Public Offering”). The Baker Funds purchased 4,166,690 pre-funded warrants at the price to the public in the June 2019 Public Offering. In January 2020, the Company issued and sold 5,824,729 common shares and, in lieu of common shares, 1,075,271 pre-funded warrants to purchase common shares in a registered public offering, at prices to the public of $46.50 per common share and $46.4999 per pre-funded warrant, respectively (the “January 2020 Public Offering”). The Baker Funds purchased 1,075,271 pe-funded warrants at the price to the public in the January 2020 Public Offering.

The disclosure provided in Item 1.01 above is incorporated herein by reference.

ITEM 7.01	REGULATION FD DISCLOSURE.

On March 16, 2020, the Company issued a press release announcing Dr. Neu’s appointment to the Board. On March 16, 2020, this press release was filed with the Canadian securities regulatory authorities in Canada on the System for Electronic Document Analysis and Retrieval (“SEDAR”) at www.sedar.com. A copy of this press release is attached as Exhibit 99.1 hereto.

The information provided under this Item (including Exhibit 99.1, attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 8.01	OTHER EVENTS.

On March 16, 2020, the Company also filed a material change report with Canadian securities regulators regarding Dr. Neu’s appointment to the Board. A copy of this material change report is attached as Exhibit 99.2 hereto.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description

4.1	Registration Rights Agreement dated March 16, 2020, by and among Zymeworks Inc., Baker Brothers Life Sciences, L.P. and 667, L.P.

99.1	Press Release dated March 16, 2020.

99.2	Material Change Report dated March 16, 2020.

104	Cover Page Interactive Data File (embedded as Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ZYMEWORKS INC.
(Registrant)

Date: March 16, 2020	By:	/s/ Neil Klompas
	Name:	Neil Klompas
	Title:	Executive Vice President, Business Operations and Chief Financial Officer